ANNUAL MEETING OF STOCKHOLDERS April 8, 2014 Exhibit 99.1

Cautionary Statement

A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-
looking statements.”  These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the
“Corporation”) expectations regarding: Investment Management’s positioning for growth; the Fed Funds Effective rate and impact of increases on our business; signs of an abatement in Corporate Trust run-off, and positive growth; our strong capital position and return on tangible equity; projected margin impacts of investment management initiatives; our ability to perform well in stress scenarios and maintain our high payout ratios; our 2014 capital plan; expense control plans and investing for organic growth; strengthening regulatory / compliance and risk management; cross-business solutions; the benefits to having investment management and investment services under one company; our business model’s ability to drive shareholder value; possible gains relating to real estate sales; changes in technology and staffing; our growth position; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control).
Actual results may differ materially from those expressed or implied as a result of the factors described under “Forward
Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December
31, 2013 (the “2013 Annual Report”), and in other filings of the Corporation with the Securities and Exchange Commission
(the “SEC”).  Such forward-looking statements speak only as of April 8, 2014, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.
Non-GAAP Measures:  In this presentation we may discuss some non-GAAP adjusted measures in detailing the
Corporation’s performance.  We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations.  We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance.  Additional disclosures relating to non-GAAP adjusted measures are contained in the Corporation’s reports filed with the SEC, including the 2013 Annual Report, available at

* Securities transactions are effected, where required, only through registered broker-dealers.
Corporate Trust
Depositary Receipts
Global Markets
Asset Servicing
Global Collateral Services
Pershing
Wealth Management
Investment Management
Wealth Management
Investment Management
Global Collateral Services
Global Markets
Pershing
Corporate Trust
Global Collateral Services
Global Markets
OUR CLIENTS
CREATE
INVESTMENTS
MANAGE
INVESTMENTS
HOLD &
SERVICE
INVESTMENTS
TRADE, CLEAR
& SETTLE
INVESTMENTS *
ENABLE
ACCESS TO
INVESTMENTS
RESTRUCTURE
INVESTMENTS
The Investments Company for the World
Expertise Across the Investment Lifecycle
Broker-Dealer Services
Global Collateral Services
Global Markets
Pershing
Treasury Services

The Investments Company for the World
Global Market Leadership
Corporate
Trust
#1 Global corporate trust service provider
Treasury
Services
Top 5 in U.S.D. payments
Global Markets Client driven trading
Global Collateral
Services
Leveraging the breadth of Investment
Services
Asset Servicing
Largest global custodian ranked by Assets
Under Custody / Administration
Alternative
Investment Services
#3 fund administrator
Broker-Dealer
Services
#1 (U.S.), growing globally
Pershing #1 clearing firm U.S., U.K., Ireland, Australia
Depositary
Receipts
#1 in market share (~60%)
Asset
Management
Top 10 global asset manager
Consolidated Revenue of ~$15.0B  and Pretax Income of ~$3.7B in 2013*
Investment Management
(46% non-U.S. revenue)
Investment Services
(35% non-U.S. revenue)
Wealth
Management
#7 U.S. wealth manager
Revenue: ~$10.2B
Pretax Income: ~$2.9B
Revenue: ~$4.0B
Pretax Income: ~$1.1B
* Consolidated revenue and pretax income include the Other segment.
Pretax income for Investment Services and Investment Management exclude amortization of intangible assets. See Appendix for revenue and pretax income reconciliation.
Rankings reflect BNY Mellon’s size in the markets in which it operates and are based on internal data as well as BNY Mellon’s knowledge of those markets.
For additional details regarding these rankings, see Appendix and / or pages 25-26 of our Annual Report for the year ended December 31, 2013, available at

Growth
Year-over-Year
Pretax Income +12%
Net income (16%)
Investment Management Fees
1
+7%
AUM +14%
Net AUM inflows of $100 billion
Investment Services Fees +4%
AUC/A +$1.3 trillion (+5%)
Estimated new AUC/A wins of $639 billion
Net Interest Revenue +1%
Mix of interest-earning assets, lower funding
costs and higher interest-earning assets offset by
lower yields
Operating Expenses 0%
Lower litigation provision, offset by higher core
expenses in support of fee growth and increasing
regulatory / risk / compliance costs
2013 Highlights
4
2013
Total Shareholder Return 39%
Return on Tangible Common
Equity
2
20%
Share Repurchases $1B
83% total payout ratio
Repurchased ~3% of shares outstanding
Quarterly Dividend Increase 15%
1 Includes Performance fees.
2 Represents a non-GAAP adjusted measure. See Appendix for reconciliation. Additional disclosure regarding this measure and other non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, including our 2013 Annual Report, available at
+9% (excluding disallowance of certain tax
credits)
2
www.bnymellon.com/investorrelations.

A Look at 2013 – Solid Pretax Income Growth Despite Factors Unique to BNY Mellon
Pretax Income +12%

Corporate Trust
Pretax Income
($millions)
rates rise by 50 bps²
Rapid Recovery of Fee
Waivers With Rising
Short-Term Interest Rates
Increase in Interest Rates (bps)
• Pretax decline partially driven by
structured debt run-off
• Structured debt run-off expected
to abate in the next 18 to 24
months
Combined pretax margin
dilution of ~260 bps from
2009 to 2013
1 Excludes the impact of intangible amortization and money market fee waivers.                         2 Assumes no change in client behavior.
$897
$542
0
250
500
750
1,000
2009 2013
0%
20%
40%
60%
80%
100%
0 25 50 75 100
1
~70% of fee waivers
(pretax) recovered if
Money Market
Fee Waivers Pretax Trend
($millions)
($201)
($402)
-500
-300
-100
2009 2013

Provides Financial Flexibility…
Strong Capital Position and Returns
(At 12/31/13)
Basel III Tier 1 Common
(Non-GAAP)¹
10.6% 11.3%
6
2011 2012 2013
2014 CCAR
Plan
Share Repurchases²
$873MM or 36MM shares
(3% of shares outstanding)
$1.1B or 51MM shares
(4% of shares outstanding)
$1B or 35MM shares
(3% of shares outstanding)
$1.74B
(4% of shares outstanding) ³
Quarterly Dividend Increase +44% +0% +15% +13%
Payout Ratio 58% 73% 83% 93% 4
Well Positioned
for Stress Scenarios
Strong Capital Generation Provides Financial Flexibility
1 Represents a non-GAAP adjusted measure. See Appendix for a reconciliation. Additional disclosure regarding this measure and other non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, including our 2013 Annual Report, available at
www.bnymellon.com/investorrelations.
SOURCE: Federal Reserve – Dodd-Frank Act Stress Test (DFAST) 2014:
Supervisory Stress Test Methodology and Results
See Appendix for additional detail.
Least
Impact
Most
Impact
2 Percent of outstanding shares repurchased is based on shares outstanding at the beginning (January 1) of each year, respectively.
3 Assumes shares repurchased at closing stock price of $35.27 (on 4/2/14) and total common shares outstanding of 1,142MM at 1/1/14.
4 Ratio calculated using Full Year 2014 First Call consensus net income estimates as a benchmark.
Advanced
Standardized
20%
0% 2% 4% 6% 8%
HSBC
ZB
SC
BAC
JPM
BMO
BBVA
MTB
STT
RF
ALLY
FITB
PNC
STI
BK
AXP
Impact of DFAST Stress Test
on Basel I Tier 1 Common
Ratio
Return on Tangible Common
Equity
(Non-GAAP)¹

Investing in Our Franchise

Investing for Organic Growth
Investment Services
• Outsourcing platform
• Global Collateral Services
• Global / Capital Markets expansion
• Enterprise payment hub
Investment Management
~$73MM  increase
in BDS expenses
(2011-2013)
Projected
Margin Impact (%)
0.2 (0.7) (1.1) (0.3) 0.5 1.5+ 2.0+
Projected Margin Impact of
Investment Management Initiatives
Upside Case
Projected Case
NOTE: Illustrative scenario based on current estimates.
1 Represents increase in the business unit servicing Tri-Party / Clearance. BDS = Broker-Dealer Services
• Investing to strengthen regulatory / risk /
compliance / staff and systems
• Tri-Party Reform
• Broker-Dealer Clearance
-2.0%
0.0%
2.0%
4.0%
2012 2013 2014 2015 2016 2017 2018
Regulatory / Risk Management
Investment Services
•
Enhanced distribution to retail investors
• Wealth Management expansion
• APAC Strategy – developing local
capabilities
• Expanding investment offerings
1

Investment Management & Investment Services
Benefits of Combination

Investment Management
Investment Capabilities
Deepen Client
Relationships
Collaboration Provides
Additional Growth
Opportunities
• Investment Management has
been a highly successful
contributor to earnings
• Minimal balance sheet usage
• Positive to BNY Mellon’s credit
ratings and stress test
performance -- diverse revenue
streams and fee-generating
business
• Corporate brand and excellent
credit ratings are attractive to
large, sophisticated investors
• Strong long-term growth
potential
• Global Partnered Sales
Investment Management &
Investment Services
• Leverage Pershing platform for
Investment Management product
distribution
Investment Management &
Investment Services
• Increased money market
distribution
Investment Management &
Investment Services
• Asia Separately Managed
Accounts platform
Pershing & Investment
Management
• Brokerage and Bank Services
Pershing & Wealth
Management
• Intermediary Private Banking
solution
Pershing & Wealth
Management
• Liability-Driven Investments (LDI)
• Index and money market products
Net Asset Flows
(2011-2013)
$141B
$57B
$32B
($30B)
$5B
~$205B
Strong financial position of Holding
Company parent is attractive to client
base
Attractive asset classes for Investment
Services’ clients
LDI Index Active Alternative
Money
Market

Focused on Expense Control and Operating Leverage

Bending the Cost Curve
Technology • Getting more out of existing spend
Managing
Real Estate
• Consolidating our space – net reduction of
~700,000 square feet in New York City
Consolidating
Platforms
• Custody: three platforms to one
• Fund accounting: five platforms to three
Re-engineering
• Rationalizing client-coverage teams
• Insourcing application developers

Driving Shareholder Value
Actively realigning the business model for the new regulatory environment
Bending the cost curve and driving positive operating leverage
Generating 20%+ returns on tangible capital, enabling:
Dividend increases
Share repurchases
Investments in our businesses

Positioned for Growth

APPENDIX

Reconciliation Schedule
Business - Revenue and Pretax Income
* Totals exclude the Other segment. Pretax metrics exclude the impact of intangible amortization.
INVESTMENT SERVICES
INVESTMENT MANAGEMENT
TOTAL
INVESTMENT SERVICES
REVENUE
$ MILLION
INVESTMENT MANAGEMENT
TOTAL
2,515
953
718
1Q13
249
PRETAX INCOME
$ MILLION
2,604
985
778
2Q13
311
2,566
987
800
3Q13
290
2,469
1,061
650
4Q13
292
10,154
3,986
2,946
2013
14,140
1,142
4,088

Reconciliation Schedule
Return on Tangible Common Equity and Net Income
Net Income   ($millions)
(Ex. Intangible Amortization)
2013
Net income – continuing operations $2,047
Intangible amortization – after-tax 220
M&I, litigation and restructuring 45
Net charge related to the disallowance of
certain tax credits 593
Adjusted Net Income
1
$2,905
($millions)
Average Tangible Common Shareholders’
Equity
2013
Average Common Shareholders’ Equity $34,832
Average Goodwill (17,988)
Average Intangible Assets (4,619)
Deferred Tax Liability – tax deductible goodwill 1,302
Deferred Tax Liability – non-tax deductible
intangible assets 1,222
Average Tangible Common Shareholders’ Equity $14,749
Return on Tangible Common Equity
1
19.7%
1
Represents a non-GAAP adjusted measure. Additional disclosure regarding this and other non-GAAP adjusted measures is available in the Corporation’s reports filed with the SEC, including our Annual Report for the year ended December 31, 2013, available at
www.bnymellon.com/investorrelations.
Net Income   ($millions)
2013 2012
Net income – continuing operations $2,047 $2,427
Net charge related to the
disallowance of certain tax credits 593 -
Adjusted Net Income
1
$2,640 $2,427
Adjusted Net Income 8.8%

Dodd-Frank Act Stress Test
Impact on Tier 1 Common Equity Ratio
Bank Holding Company
Ticker/
Identifier
Tier 1 Common Ratio (%)
Stress
Impact
Actual Q3
2013
Ending Minimum
American Express Company AXP 12.8 14.0 12.1 0.7
BNY Mellon BK 14.1 16.1 13.1 1.0
BB&T Corporation BBT 9.4 8.4 8.4 1.0
SunTrust Banks STI 9.9 9.0 8.8 1.1
U.S. Bancorp USB 9.3 8.3 8.2 1.1
PNC Financial Services Group PNC 10.3 9.0 9.0 1.3
Northern Trust Corporation NTRS 13.1 11.7 11.7 1.4
Discover Financial Services DFS 14.7 13.7 13.2 1.5
Fifth Third Bancorp FITB 9.9 8.4 8.4 1.5
Ally Financial ALLY 7.9 6.3 6.3 1.6
KeyCorp KEY 11.2 9.3 9.2 2.0
Regions Financial Corporation RF 11.0 9.0 8.9 2.1
Comerica Incorporated COM 10.7 8.6 8.6 2.1
State Street Corporation STT 15.5 14.7 13.3 2.2
Wells Fargo & Company WFC 10.6 8.2 8.2 2.4
M&T Bank Corporation MTB 9.1 6.2 6.2 2.9
UnionBanCal Corporation UNB 11.1 8.1 8.1 3.0
BBVA  Compass Bancshares BBVA 11.6 8.5 8.5 3.1
RBS Citizens Financial Group RBS 13.9 10.7 10.7 3.2
BMO Financial Corp. BMO 10.8 7.6 7.6 3.2
Huntington Bancshares Incorporated HBAN 10.9 7.4 7.4 3.5
JPMorgan Chase & Co. JPM 10.5 6.7 6.3 4.2
Capital One Financial Corporation COF 12.7 7.8 7.8 4.9
Bank of America Corporation BAC 11.1 6.0 5.9 5.2
Citigroup C 12.7 7.2 7.2 5.5
Santander Holdings USA SC 13.7 7.3 7.3 6.4
Morgan Stanley MS 12.6 7.6 6.1 6.5
Zions Bancorporation ZB 10.5 3.6 3.6 6.9
Goldman Sachs Group GS 14.2 9.2 6.9 7.3
HSBC North America Holdings HSBC 14.7 6.6 6.6 8.1
SOURCE:
Federal Reserve – Dodd-Frank
Act Stress Test  (DFAST)
2014: Supervisory Stress Test
Methodology and Results

Asset Servicing: Largest global custodian ranked by
Assets Under Custody and / or Administration
Source: Globalcustody.net, 2013, data as of June 30, 2013 or as otherwise noted by relevant ranked entity.
Broker-Dealer Services:  #1 (U.S.), growing globally
Alternative Investment Services:  #3 fund administrator
Based on single manager funds and funds of hedge fund assets under administration combined.
Corporate Trust:  #1 Global Corporate Trust Service Provider Source: Thomson Reuters and Dealogic, first quarter, 2013
Depositary Receipts: #1 in market share (~60%)
Leader in sponsored global depositary receipts programs
Source: BNY Mellon. Data as of December 31, 2013
Pershing:  #1 U.S. clearing firm
Pershing LLC., ranked by number of broker-dealer customers
Source: Investment News, 2012
Treasury Services: Top 5 in USD payments
Fifth largest participant in CHIPS funds transfer volume
Fifth largest Fedwire payment processor
Source: CHIPS High Volume Customer Report, June 2013 and Fedwire High
Volume Customer Report, June 2013
Asset Management
Eighth largest global asset manager
Source: Pensions & Investments, November 2013
Wealth Management
Seventh largest U.S. wealth manager
Source: Barron’s, Sept 2013
Disclosures
16
Source: Federal Reserve Bank of New York - Fedwire
Securities High Volume Customer Report, March 2013
Leading provider of U.S. Government Securities clearance services
Source: HFMWeek 20th Biannual AuA Survey - June 2013